EXHIBIT 13.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
               SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002


        In connection with the Annual Report of Votorantim Celulose e Papel S.A. (the "Company") on Form 20-F for the fiscal year ended December 31, 2003, as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), I, Jose Luciano Duarte Penido, Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

                (i)     the Report fully complies with the requirements of
                        section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

                (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





       /s/ Jose Luciano Duarte Penido
-------------------------------------
Name:  Jose Luciano Duarte Penido
Title: Chief Executive Officer

June 30, 2004



A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.